UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)          July 3, 2001

ALPHANET SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

                  New Jersey                                                           0-27042                                                                 22-2554535

(State or other jurisdiction of                                       (Commission File Number)                                (IRS Employer Identification Number)
          incorporation)

7 Ridgedale Avenue, Cedar Knolls, New Jersey 07927

(Address of principal executive offices)      (Zip code)

Registrant's telephone number, including area code: (973) 267-0088

Not Applicable

(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

On July 13, 2001, AlphaNet Solutions, Inc. issued a press release.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)   Financial Statements.

     Not Applicable.

     (b)  Pro Forma Financial Information.

     Not Applicable

     (c)  Exhibits.

          Exhibit No.           Title

           99.1                       Press Release, dated July 13, 2001.

           10.40                     Recruitment Agreement, dated July 3, 2001, between the Company and EDS
                                          Information Services L.L.C.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                                         ALPHANET SOLUTIONS, INC.

                                                                                                                                                           WILLIAM S. MEDVE
Date:  July 13, 2001                                                                                                                  By: ______________________________
                                                                                                                                                          William S. Medve
                                                                                                                                                          Chief Financial Officer,
                                                                                                                                                          Executive Vice President and Treasurer

EXHIBIT INDEX

           Exhibit No.           Title

           99.1                       Press Release, dated July 13, 2001.

           10.40                     Recruitment Agreement, dated July 3, 2001, between the Company and EDS
                                        Information Services L.L.C.